EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ Philip J. Carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ John D. Baker II
John D. Baker II

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ Phillip W. Farmer
Phillip W. Farmer

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ James V. Napier
James V. Napier

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ Orin R. Smith
Orin R. Smith

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering shares of the Company’s Common Stock offered pursuant to the Company’s Deferred Stock Plan for Nonemployee Directors, and to any and all amendments to said registration statements, including post-effective amendments thereto, said registration statements and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 21st day of December, 2007.

/s/ Vincent J. Trosino
Vincent J. Trosino